 Exhibit 99.1

VISION-SCIENCES, INC.

40 Ramland Road

Orangeburg, New York 10962

March 8, 2012

Via Electronic Mail

Mr. Ron Hadani

85 Huyler Landing Road

Cresskill, NJ 07626

Re:	Amendment of Separation Agreement and Option Agreements

Dear Ron:

Reference is made to that certain separation and release letter between Vision-Sciences, Inc. (the “Company”) and yourself dated November 9, 2009, effective November 12, 2009 (the “Separation Agreement”) and various agreements (“Option Agreements”) between you and the Company related to your outstanding options (“Options”) to purchase shares of Company common stock (“Option Shares”).

Further to Section 1(a) of the Separation Agreement and in a mutual effort to allow you to exercise your Options for Option Shares, and in recognition of the expiration date of your Options currently scheduled to occur on November 9, 2012 (the “Initial Expiration Date”), the parties have agreed as follows.

1.

This letter Amendment (this “Amendment”) sets forth our mutual agreement with respect to your Options. This Amendment is dated as of the last date signed below (the “Effective Date”) and is subject to the closing of the Sale (as defined below).

2.	As of the date hereof, you have 1,954,715 Options outstanding as listed on Schedule A to this Amendment.

3.	Each of your Option Agreements is hereby modified to provide that you may exercise each Option via “Net-Issuance” as follows, and as further detailed in Schedule A to this Amendment:

a.	Each Option shall be exercised by net issuance, in which you will be issued a number of Option Shares equal to the quotient obtained by dividing ((A-B) * (X)) by (A), where

i.	(A)	= $1.79, representing the average closing price of the Company's common stock for the 30-day period ending February 17, 2012;

ii.	(B)	= the Exercise Price of the applicable Option, as set forth in the applicable Option Agreement; and

iii.	(X)	= the number of Option Shares issuable upon exercise of the applicable Option.

4.

Immediately prior to the Sale (as defined below) you will execute and deliver to your attorney to be held in escrow, a notice of exercise for all of your Options in form and substance agreed between you and the Company, pursuant to which you will exercise all of your Options via Net Issuance, which will result in the issuance to you of 706,149 Option Shares, provided that such exercise of your Options shall not be effective if for any reason the Sale (as defined below) does not occur.

5.

You intend to sell 400,000 Option Shares immediately subsequent to, but subject to the occurrence of, the Net Issuance. The sale will occur pursuant to a binding sales agreement with an escrow agent acting on behalf of the purchasers, which will be signed by you and the escrow agent, and to which the Company is not a party. The signed sales agreement will similarly be deposited into escrow. Upon acknowledgement that the purchase price has been paid, the notice of exercise and sales agreement shall all be released from escrow and shall become effective.

6.

The Company will not pay or withhold any federal or state income tax. You will be solely responsible for the payment of all taxes which may be payable in connection with any of the transaction of the Options and Options Shares contemplated in this Amendment.

7.

You will not sell or try to sell on the public market, the balance of Option Shares for twelve (12) months following execution of this agreement (the “Initial Lock-up”). Subsequent to the Initial Lock-up, you agree to sell no more than 75,000 Option Shares during any 90 day period, unless the price for the Common Stock on the trading market on which the Company common stock is then listed or quoted as reported by Bloomberg Financial L.P. or its successor trades above $3.00, in which event there shall not be any limitation on the number of shares that you can sell so long as the Company Common Stock is traded above $3.00 per share as reported by Bloomberg Financial L.P or its successor. The Initial Lock-up and any subsequent lock-up period shall terminate and expire upon the occurrence of a Change of Control Event or Reorganization Event, as defined in the Company's 2007 Amended and Restated Stock Incentive Plan.

8.

You recognize that there is no reason to have Rule 10b5-1 plan in effect since you do not have any access to material non-public information regarding the company. You will terminate your Rule 10b5-1 program currently in effect. You will not adopt any new 10b5-1 or other sales plan that would be inconsistent with the terms of this Amendment.

9.

Except as amended by this Amendment, the Separation Agreement remains unmodified and in full force and effect. The Separation Agreement and your Option Agreements, as amended hereby (including Schedule A which is a part of this Amendment) represents the complete understanding between you and the Company and fully supersedes any prior understandings or agreements, whether written or oral, between you and the Company regarding the subject matter hereof.

10.

If any provision of this Agreement is subsequently declared by any court or tribunal of competent jurisdiction to be illegal, void or unenforceable, as written, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

11.

This Agreement shall be construed and governed for all purposes in accordance with the laws of the State of New York without regard to principles of conflict of laws and any action brought alleging either party's violation of any term or condition of this Agreement shall be brought in either the state or federal courts sitting in Rockland County, New York. In addition to any other rights or remedies, each party shall be entitled to seek equitable relief as necessary to enforce the provisions of this Agreement.

12.

Any ambiguities in this Amendment shall not be construed against either party. If any of the expiration or extension dates referenced in this Amendment fall on a day that is a weekend or holiday, the period will expire on that last trading day before the applicable date.

13.

This Amendment may be executed in any number of counterparts, and via facsimile, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page.

14.	This Amendment will be effective when signed by both parties.

15.

THE PARTIES ACKNOWLEDGE THAT THE COMPANY HAS BEEN ADVISED BY COLE, SCHOTZ, MEISEL, FORMAN & LEONARD, P.A. (THE “FIRM”) AND THAT THE FIRM REPRESENTS THE INTERESTS OF THE COMPANY FOR PURPOSES OF THIS AGREEMENT AND ANY AND ALL OTHER DOCUMENTS TO BE EXECUTED IN CONNECTION HEREWITH. YOU ACKNOWLEDGE THAT YOU HAVE BEEN ADVISED TO OBTAIN INDEPENDENT COUNSEL AND TAX ADVICE WITH RESPECT TO THE TERMS OF THIS AGREEMENT AND HAVE HAD AMPLE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS. THE PARTIES HAVE CAREFULLY READ THE TERMS OF THE AGREEMENT AND UNDERSTAND THE CONTENTS, MEANING AND EFFECT OF THIS AGREEMENT. THE PARTIES HERETO AGREE THAT BECAUSE THIS AGREEMENT HAS BEEN NEGOTIATED, NO RULE OF INTERPRETATION OR CONSTRUCTION SHALL BE USED TO INTERPRET THIS AGREEMENT AGAINST THE DRAFTER.

[Signature Page Next]

Very truly yours,

VISION-SCIENCES, INC.

/s/ Katherine Wolf
Name: Katherine Wolf
Title: Chief Financial Officer and Executive Vice President, Corporate Development

Dated: March 14, 2012

AGREED AND CONFIRMED:

/s/ Ron Hadani
RON HADANI

Dated: March 14, 2012

[Signature Page to Amendment Letter]

SCHEDULE A

VISION-SCIENCES, INC.

OUTSTANDING STOCK OPTIONS FOR FORMER CEO

Optionee			Exercise	Exercisable	Exercise	Expiration
Name	Position	Grant Date	Price	Options	Value	Date

Hadani, Ron	Former CEO	2/1/2003	$1.05	387,708	$ 407,093	11/9/2012
Hadani, Ron	Former CEO	6/6/2003	$1.04	438,040	455,562	11/9/2012
Hadani, Ron	Former CEO	6/6/2003	$1.09	720,000	784,800	11/9/2012
Hadani, Ron	Former CEO	1/19/2007	$1.44	400,000	576,000	11/9/2012
Hadani, Ron	Former CEO	4/1/2009	$1.28	8,967	11,478	11/9/2012
		Weighted-Average Exercise Price	$1.14	1,954,715	$ 2,234,933

		Options exercised so far		54,252

		Avg price	$1.79
				Diff betw current and exercise	Exercisable options	$ Value	Shares issued at current stock price
		2/1/2003	$1.05	$ 0.74	387,708	$ 286,904	160,282
		6/6/2003	$1.04	$ 0.75	438,040	$ 328,530	183,536
		6/6/2003	$1.09	$ 0.70	720,000	$ 504,000	281,564
		1/19/2007	$1.44	$ 0.35	400,000	$ 140,000	78,212
		4/1/2009	$1.28	$ 0.51	8,967	$ 4,573	2,555
					1,954,715	$ 1,264,007	706,149
		$ amount	$1,264,007
		Shares to be issued	706,149

		Purchased Number of Shares	400,000

		Shares left after selling to investor group	306,149